Weighted Average Assumptions Used to Determine Net Pension and Severance Cost Japanese Plans (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Discount rate	1.60%	1.80%	1.80%
Expected return on plan assets	2.30%	2.30%	1.80%
Rate of compensation increase	2.20%	2.30%	2.40%